       As filed with the Securities and Exchange Commission on February 28, 2005


                                               1933 Act Registration No. 2-76910
                                              1940 Act Registration No. 811-3444


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       POST-EFFECTIVE AMENDMENT NO. 33 TO
                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A. Exact name of trust:         AIM SUMMIT INVESTORS PLANS I
                                 (formerly Summit Investors Plan)

B. Name of depositor:            A I M DISTRIBUTORS, INC.

C. Complete address of depositor's principal executive offices:

                           11 Greenway Plaza, Suite 100
                           Houston, Texas  77046-1173

D. Name and complete address of agent for service:

                           Gene L. Needles, President
                           A I M Distributors, Inc.
                           11 Greenway Plaza, Suite 100
                           Houston, Texas  77046-1173

                           with a copy to:

                           Jim Coppedge, Esquire
                           A I M Distributors, Inc.
                           11 Greenway Plaza, Suite 100
                           Houston, Texas  77046-1173

                           Martha J. Hays, Esquire
                           Ballard Spahr Andrews & Ingersoll, LLP
                           1735 Market Street, 51st Floor
                           Philadelphia, Pennsylvania  19103-7599

      It is proposed that this filing will become effective (check appropriate box):

                           immediately upon filing pursuant to paragraph (b)


                       [X] on February 28, 2005, pursuant to paragraph (b)



                       [ ] 60 days after filing pursuant to paragraph (a)(1)


                       [ ] on (date) pursuant to paragraph (a)(1) of rule 485

                       [ ] this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

E. Title of securities being registered:

                           AIM Summit Investors Plans I, an indefinite amount of periodic payment plans being registered.

F. Approximate date of proposed public offering:

                           As soon as practicable after the effective date of this Amendment.

                       [ ] Check box if it is proposed that this filing will
                           become effective on (date) at (time) pursuant to Rule 487.

                                                    AIM SUMMIT INVESTORS PLANS I

                                                                     PROSPECTUS

                                                              FEBRUARY 28, 2005


AIM Summit Investors Plans I is a periodic payment plan that allows an investor to accumulate shares of AIM Summit Fund.

--------------------------------------------------------------------------------


Shares of AIM Summit Fund are offered to and may only be purchased by the general public through AIM Summit Investors Plans I and AIM Summit Investors Plans II (the Summit Plans). Information concerning AIM Summit Investors Plans II can be found in a separate prospectus. Details about AIM Summit Fund are found in the AIM Summit Fund Prospectus located at the back of this Prospectus. You should read both this Prospectus and the AIM Summit Fund Prospectus and keep both Prospectuses for future reference.


AIM Summit Investors Plans I is currently closed to new investors.

As with all other investment company securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.


An investment in the fund:


- is not FDIC insured;


- may lose value; and


- is not guaranteed by a bank.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INTRODUCTION                                         1
------------------------------------------------------
Purpose and Benefits of the Plans                    1

Description of the Plans                             1

Investment Objective of the Fund                     1

Principal Risks of Investing in the Plans            1

Cancellation and Refund Rights                       1

Right to Receive Notice Regarding Certain
  Changes in the Plans                               1

Termination of the Plans                             1

FEE TABLE                                            2
------------------------------------------------------
A TYPICAL $50 MONTHLY INVESTMENT PLAN                2
------------------------------------------------------
CHOOSING YOUR INVESTMENT AMOUNT                      3
------------------------------------------------------
Allocation of Investments and Deductions             3

Total 30 Year Allocations of Investments
  and Deductions When Extended Investment
  Option is Used                                     3

INVESTMENTS                                          4
------------------------------------------------------
Making Your Plan Investments                         4

  By Check                                           4

  Automatic Investment Program                       4

Extended Investment Option                           4

Creation and Sales Charges                           4

Rights of Accumulation                               4

Making Preinvestments to Complete the Plan
  Ahead of Schedule                                  4

Changing the Face Amount of a Plan                   4

WITHDRAWALS AND TERMINATIONS                         5
------------------------------------------------------
Timing of Receipt of Proceeds on
  Redemptions of Fund Shares                         5

Partial Withdrawals Without Terminating a
  Plan                                               5

Complete Withdrawal or Termination                   6

Withdrawal Requirements                              6

Plan Reinstatement Privilege                         6

Exchanging Fund Shares                               7

PLANHOLDER OPTIONS AND SERVICES                      7
------------------------------------------------------
Retirement Plans                                     7

Systematic Withdrawal Program                        7

Federal Income Tax Withholding                       7

Statements, Reports and Notices                      7

RIGHTS AND POLICIES                                  8
------------------------------------------------------
Cancellation and Refund Rights                       8

Voting Rights                                        8

Transfer or Assignment Rights                        8

Termination of a Plan by the Sponsor or
  Custodian                                          8

Substitution of Shares                               9

Plan Completion                                      9

SERVICE CHARGES AND OTHER FEES                       9
------------------------------------------------------
Custodian Fees and Sponsor Charges                   9

DIVIDENDS, CAPITAL GAINS AND TAXES                  10
------------------------------------------------------
ADDITIONAL INFORMATION                              11
------------------------------------------------------
The Custodian                                       11

The Sponsor                                         11

General                                             13

ILLUSTRATION OF A HYPOTHETICAL $50 MONTHLY
  INVESTMENT AIM SUMMIT INVESTORS PLANS I           14
------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS                   15
------------------------------------------------------
FINANCIAL STATEMENTS                                16
------------------------------------------------------
AIM SUMMIT FUND PROSPECTUS                         A-1
------------------------------------------------------


No salesman, dealer or other person is authorized by A I M Distributors, Inc. or AIM Summit Fund to give any information or make any representation other than those contained in this Prospectus or in the Prospectus of AIM Summit Fund or in any other printed or written material authorized by A I M Distributors, Inc. or AIM Summit Fund, and no person should rely upon any information not contained in these materials.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

INTRODUCTION
--------------------------------------------------------------------------------

PURPOSE AND BENEFITS OF THE PLANS

AIM Summit Investors Plans I (the plans) are designed to provide you an effective and convenient method to create an investment fund to meet your future needs by systematically investing a modest sum each month in shares of AIM Summit Fund (the fund). The fund's Internal Revenue Service Employer Identification Number is 76-0026452. The plans have invested in shares of the fund since inception. Such fund shares are of the registered type.



    Many people recognize the desirability of accumulating an investment portfolio through a planned long-range investment program, but find it difficult to save the necessary money to make periodic stock purchases. Payments made under a plan are applied, after authorized deductions, to the purchase of shares of the fund at net asset value. Ownership of shares of the fund through a plan provides you with several advantages:


    (1) Diversification--By pooling the money invested by many investors, the fund will be able to reduce (but not eliminate) risk by diversifying its holdings among many securities in order to minimize the impact on the portfolio of the volatility of any single investment.


    (2) Economics of Scale--Purchases and sales of securities often entail disproportionately large unit costs on small transactions. The size and volume of the fund's portfolio transactions should enable it to effect transactions at better net unit prices than an individual could achieve.


    (3) Professional Management--Investors may benefit from the full-time skill and attention of professional managers.

DESCRIPTION OF THE PLANS

The plans are offered by A I M Distributors, Inc., the sponsor and principal underwriter (AIM Distributors or the Sponsor). State Street Bank and Trust Company (State Street or the Custodian) acts as Custodian for the plans pursuant to an Amended and Restated Custodian Agreement, dated May 1, 1996, as further amended on March 1, 1999; June 30, 2000; July 24, 2000; and January 11, 2005 (the Custodian Agreement). Boston Financial Data Services, Inc. (BFDS) acts as the servicing agent for the Custodian and will maintain all records regarding your account.



    A plan calls for fixed monthly investments for 15 years (180 investments), with the option to make additional monthly investments for up to a total of 30 years (360 investments). Shares of the fund should be considered a long-term investment and are not suitable if you are seeking quick profits or you might not be able to complete a plan. The plans are subject to a front-end sales load (Creation and Sales Charge) equal to as much as 50% of the first 12 investments and lesser amounts of subsequent investments that are paid to the Sponsor. Effective July 24, 2000, with the exception of the additional Creation and Sales Charge due when you increase the face amount of your plan, the Creation and Sales Charge is waived after the first twelve investments made under a plan.


    Investments made through a plan will not result in direct ownership of shares of the fund. Your plan represents an interest in a trust which has direct ownership of such shares. You have a beneficial interest in the underlying shares of the fund.

    PLAN CERTIFICATES, ISSUED UNDER PRIOR PROSPECTUSES, ARE NO LONGER PROVIDED. ALL PLANS ESTABLISHED ON OR AFTER MARCH 1, 1995, ARE GOVERNED SOLELY BY THE TERMS DESCRIBED IN THIS PROSPECTUS AS AMENDED FROM TIME TO TIME. All plans established before March 1, 1995, are governed by the terms described in the applicable Plan Certificate.

INVESTMENT OBJECTIVE OF THE FUND

The fund's investment objective is growth of capital. The fund seeks to meet this objective by investing primarily in common stocks of companies that the portfolio managers believe have the potential for growth in earnings, including small-sized growth companies, and in common stocks believed to be undervalued relative to other available investments.


PRINCIPAL RISKS OF INVESTING IN THE PLANS
The value of the fund shares will change when the values of the securities in the fund's portfolio change. A plan calls for monthly investments at regular intervals regardless of the value of the fund's shares. You should therefore consider your financial ability to continue a plan. A plan offers no assurance against loss in a declining market. Terminating a plan at a time when the value of the fund's shares then held is less than their cost could result in a loss, though shares of the fund may continue to be held directly by you following the termination of a plan. Prepayment of all or part of the first year's investments in a plan increases the possible loss in the event of early termination. Because of the Creation and Sales Charge, you will probably lose money if you withdraw an investment or terminate your plan during the early years of your plan.

CANCELLATION AND REFUND RIGHTS
You have certain rights regarding the refund of Creation and Sales Charges if you terminate your plan. These rights are described in detail under "Rights and Policies."

RIGHT TO RECEIVE NOTICE REGARDING CERTAIN CHANGES IN THE PLANS
The Custodian Agreement sets forth the terms and conditions of the plans, as described in this prospectus, and cannot be amended in such a manner as to adversely affect your rights and privileges without your written consent. For more information regarding the Custodian, see "The Custodian."

    The Sponsor may not substitute shares of another investment as the underlying investment without advance notice to you. For more information regarding substitutions, see "Substitution of Shares."

    The identity of the Sponsor or the Custodian may change without advance notice to you. For more information regarding a change of Custodian, see "The Custodian."

TERMINATION OF THE PLANS
Plans established after May 1, 1993, may be terminated by the Custodian or Sponsor if you fail to make investments under your plan for a period of 6 months. Plans established before May 1, 1993, may be terminated by the Custodian or Sponsor if you fail to make investments under your plan for a period of 12 months. All plans may be terminated if shares of the fund are not available and a substitution is not made. See "Termination of a Plan by the Sponsor or Custodian."

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

FEE TABLE
--------------------------------------------------------------------------------

These are the estimated fees and expenses you may pay if you invest in a plan.

PLAN OWNER FEES
-------------------------------------------------------------------------------
(deducted directly from your investments)
-------------------------------------------------------------------------------
Creation and Sales Charges when you buy shares as a percentage of net
amount invested                                                          50.00%(1)
-------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (2)
------------------------------------------------------------------------------
(deducted from the assets of the fund as a percentage of average daily net assets)
------------------------------------------------------------------------------
Management Fees(3)                                                       0.64%

Distribution and/or Service (12b-1) Fees(4)                              0.30%

Other Expenses                                                           0.22%

Total Annual Fund Operating Expenses                                     1.16%

Fee Waiver and Expense Reimbursement(4)                                  0.20%

Net Expenses                                                             0.96%
------------------------------------------------------------------------------


(1) Creation and Sales Charges of up to 50% will be deducted from your first 12 investments. If you complete scheduled payments over a 15-year plan, you will pay Creation and Sales Charges of up to 8.5%. Creation and Sales Charges are paid to the Sponsor in consideration of activities undertaken by the Sponsor to facilitate the sale of the plans. Creation and Sales Charges do not include the Custodian Fee of $1.50 per plan investment, which was previously assessed to planholders. If this fee were included, the percent of total deductions to total investments would be 11.50% over a 15-year plan. Effective June 30, 2000, the Custodian Fee is not charged to planholders, it is paid by the fund.

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) The management fee is paid to A I M Advisors, Inc. (the advisor). The advisor serves as the fund's investment advisor and is responsible for its day-to-day management.

(4) Distribution and/or Service Fees are paid by the fund to the Sponsor pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. The Distribution Plan provides for payments to be made to the Sponsor to finance any activity which is primarily intended to result in the sale of fund shares. Amounts paid out pursuant to the Distribution Plan may also be used to pay service fees under a shareholder service arrangement and the costs of administering the Distribution Plan. The Sponsor has contractually agreed to waive 0.20% Distribution and/or Service Fees applicable to shares of the fund beneficially owned through AIM Summit Investors Plans I. While the Plans are closed to new investors, the Sponsor has also agreed to waive 0.05% Distribution and/or Service Fees applicable to shares of the fund held outside of AIM Summit Investors Plans I. Accruing fees at two different rates results in a blended rate, which will increase as a percentage of average daily net assets of the fund as additional shares of the funds are acquired outside AIM Summit Investors Plans I.


A TYPICAL $50 MONTHLY INVESTMENT PLAN
--------------------------------------------------------------------------------


This table shows you the investments and deductions under a plan for a typical $50 monthly investment plan. The 15-year schedule assumes that all investments were made in accordance with the terms of the plan. The 30-year schedule reflects the changes applicable to a plan that is continued under the Extended Investment Option. The table does not reflect fund performance, fund expenses or the payment of any dividends or distributions by the fund.



                                                            AT THE END OF            AT THE END OF             AT THE END OF
                                                               6 MONTHS                  1 YEAR                   2 YEARS
                                                           (6 INVESTMENTS)          (12 INVESTMENTS)         (24 INVESTMENTS)
                                                        ----------------------   ----------------------   -----------------------
                                          % OF TOTAL               % OF TOTAL               % OF TOTAL                % OF TOTAL
                               AMOUNT     INVESTMENTS    AMOUNT    INVESTMENTS    AMOUNT    INVESTMENTS    AMOUNT     INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
    15 YEARS (180
    INVESTMENTS)
---------------------------
Total Investments            $ 9,000.00     100.00%     $300.00      100.00%     $600.00      100.00%     $1,200.00     100.00%
Deduct:
    Creation and Sales
      Charge(A)                  765.36       8.50       150.00       50.00       300.00       50.00         333.24      27.77
    Custodian fee(B)             270.00       3.00         9.00        3.00        18.00        3.00          36.00       3.00
    Total Deductions           1,035.36      11.50       159.00       53.00       318.00       53.00         369.24      30.77
Net Amount Invested Under
  Plan                         7,964.64      88.50       141.00       47.00       282.00       47.00         830.76      69.23
    30 YEARS (360
    INVESTMENTS)
---------------------------
Total Investments            $18,000.00     100.00%     $300.00      100.00%     $600.00      100.00%     $1,200.00     100.00%
Deduct:
    Creation and Sales
      Charges(A)               1,263.96       7.02       150.00       50.00       300.00       50.00         333.24      27.77
    Custodian Fees(B)            540.00       3.00         9.00        3.00        18.00        3.00          36.00       3.00
    Total Deductions           1,803.96      10.02       159.00       53.00       318.00       53.00         369.24      30.77
Net Amount Invested Under
  Plan                        16,196.04      89.98       141.00       47.00       282.00       47.00         830.76      69.23



NOTE:



(A) Effective July 24, 2000, the Creation and Sales Charge is waived after the first twelve investments made under a plan.



(B) Effective June 30, 2000, the Custodian Fee is paid by the fund and is not charged to planholders.


    Trustees, directors, officers and full-time employees of the fund and the Sponsor and its affiliates may purchase and make investments in plans directly through the Sponsor without deduction of Creation and Sales Charges. Any expense incurred by the Sponsor during such sales are expected to be minimal.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

CHOOSING YOUR INVESTMENT AMOUNT
--------------------------------------------------------------------------------

Use the following tables to select among the range of available monthly plan investment options. Each table shows the face amount of the plan, the Creation and Sales Charges and Custodian Fee that will be charged and the total charges as a percentage of the total amount invested under a plan and as a percentage of the net amount invested. This information is based solely on investments made under a plan and does not reflect any investment performance, dividend or income from the fund over the period of a plan or expenses of the fund or any other charges.


ALLOCATION OF INVESTMENTS AND DEDUCTIONS FOR 15 YEAR PLANS



                                        CREATION AND SALES CHARGES(A)
                             ---------------------------------------------------     CUSTODIAN FEE(B)
 MONTHLY         TOTAL          PER           PER                                  --------------------
INVESTMENT    INVESTMENTS    INVESTMENT   INVESTMENT                 % OF TOTAL       PER                   TOTAL
   UNIT      (FACE AMOUNT)   1 THRU 12    13 THRU 180     TOTAL      INVESTMENTS   INVESTMENT    TOTAL    DEDUCTIONS
--------------------------------------------------------------------------------------------------------------------
$   50.00    $   9,000.00     $ 25.00       $  2.77     $   765.36      8.50%        $1.50      $270.00   $ 1,035.36
    75.00       13,500.00       37.50          4.15       1,147.20      8.50          1.50       270.00     1,417.20
   100.00       18,000.00       50.00          5.00       1,440.00      8.00          1.50       270.00     1,710.00
   125.00       22,500.00       62.50          6.25       1,800.00      8.00          1.50       270.00     2,070.00
   150.00       27,000.00       75.00          5.89       1,889.52      7.00          1.50       270.00     2,159.52
   166.66       29,998.80       83.33          6.54       2,098.68      7.00          1.50       270.00     2,368.68
   200.00       36,000.00      100.00          7.86       2,520.48      7.00          1.50       270.00     2,790.48
   250.00       45,000.00      125.00          9.82       3,149.76      7.00          1.50       270.00     3,419.76
   291.66       52,498.80      145.83          8.33       3,149.93      6.00          1.50       270.00     3,419.93
   300.00       54,000.00      150.00          5.36       2,700.48      5.00          1.50       270.00     2,970.48
   333.33       59,940.00      166.50          5.95       2,997.53      5.00          1.50       270.00     3,267.53
   350.00       63,000.00      175.00          5.31       2,992.08      4.75          1.50       270.00     3,262.08
   375.00       67,500.00      187.50          5.69       3,205.92      4.75          1.50       270.00     3,475.92
   400.00       72,000.00      200.00          5.00       3,240.00      4.50          1.50       270.00     3,510.00
   500.00       90,000.00      225.00          5.36       3,600.48      4.00          1.50       270.00     3,870.48
   600.00      108,000.00      260.00          6.62       4,232.16      3.92          1.50       270.00     4,502.16
   750.00      135,000.00      300.00          8.70       5,061.60      3.75          1.50       270.00     5,331.60
 1,000.00      180,000.00      350.00         12.50       6,300.00      3.50          1.50       270.00     6,570.00
 1,500.00      270,000.00      375.00         13.39       6,749.52      2.50          1.50       270.00     7,019.52
 3,000.00      540,000.00      450.00         16.07       8,099.76      1.50          1.50       270.00     8,369.76
 6,000.00    1,080,000.00      600.00         21.43      10,800.24      1.00          1.50       270.00    11,070.24

                             % OF TOTAL DEDUCTIONS
                            ------------------------
                 NET                        TO NET
 MONTHLY     INVESTMENT                   INVESTMENT
INVESTMENT     IN FUND       TO TOTAL      IN FUND
   UNIT        SHARES       INVESTMENTS     SHARES
            ----------------------------------------
$   50.00   $    7,964.64      11.50%       13.00%
    75.00       12,082.80      10.50        11.73
   100.00       16,290.00       9.50        10.50
   125.00       20,430.00       9.20        10.13
   150.00       24,840.48       8.00         8.69
   166.66       27,630.12       7.90         8.57
   200.00       33,209.52       7.75         8.40
   250.00       41,580.24       7.60         8.22
   291.66       49,078.87       6.51         6.97
   300.00       51,029.52       5.50         5.82
   333.33       56,672.47       5.45         5.77
   350.00       59,737.92       5.18         5.46
   375.00       64,024.08       5.15         5.43
   400.00       68,490.00       4.88         5.12
   500.00       86,129.52       4.30         4.49
   600.00      103,497.84       4.17         4.35
   750.00      129,668.40       3.95         4.11
 1,000.00      173,430.00       3.65         3.79
 1,500.00      262,980.48       2.60         2.67
 3,000.00      531,630.24       1.55         1.57
 6,000.00    1,068,929.76       1.03         1.04


(A) Effective July 24, 2000, with the exception of face amount increases, the Creation and Sales Charge is waived after the first twelve payments made under a plan.
(B) Effective June 30, 2000, the Custodian Fee is not charged to shareholders, but is paid by the fund.


TOTAL 30 YEAR ALLOCATIONS OF INVESTMENTS AND DEDUCTIONS WHEN EXTENDED INVESTMENT OPTION IS USED



                                                                                                       % OF TOTAL DEDUCTIONS
                                           CREATION AND                                  NET        ---------------------------
 MONTHLY         TOTAL        CREATION    SALES CHARGES                              INVESTMENT         TO           TO NET
INVESTMENT    INVESTMENTS    AND SALES    AS % OF TOTAL    CUSTODIAN     TOTAL         IN FUND         TOTAL      INVESTMENT IN
   UNIT      (FACE AMOUNT)    CHARGES     INVESTMENTS(A)    FEE(B)     DEDUCTIONS      SHARES       INVESTMENTS    FUND SHARES
-------------------------------------------------------------------------------------------------------------------------------
$   50.00    $  18,000.00    $ 1,263.96        7.02%        $540.00    $1,803.96    $   16,196.04      10.02%         11.14%
    75.00       27,000.00      1,894.20        7.02          540.00     2,434.20        24,565.80       9.02           9.91
   100.00       36,000.00      2,340.00        6.50          540.00     2,880.00        33,120.00       8.00           8.70
   125.00       45,000.00      2,925.00        6.50          540.00     3,465,00        41,535.00       7.70           8.34
   150.00       54,000.00      2,949.72        5.46          540.00     3,489.72        50,510.28       6.46           6.91
   166.66       59,997.60      3,275.88        5.46          540.00     3,815,88        56,181.72       6.36           6.79
   200.00       72,000.00      3,935.28        5.47          540.00     4,475.28        67,524.72       6.22           6.63
   250.00       90,000.00      4,917.36        5.46          540.00     5,457.36        84,542.64       6.06           6.46
   291.66      104,997.60      4,649.90        4.43          540.00     5,189.90        99,807.70       4.94           5.20
   300.00      108,000.00      3,665.28        3.39          540.00     4,205.28       103,794.72       3.89           4.05
   333.00      119,880.00      4,068.46        3.39          540.00     4,608.46        15,271.54       3.84           4.00
   350.00      126,000.00      3,947.88        3.13          540.00     4,487.88       121,512.12       3.56           3.69
   375.00      135,000.00      4,229.87        3.13          540.00     4,769.87       130,230.13       3.53           3.66
   400.00      144,000.00      4,140.00        2.88          540.00     4,680.00       139,320.00       3.25           3.36
   500.00      180,000.00      4,565.28        2.54          540.00     5,105.28       174,894.72       2.84           2.92
   600.00      216,000.00      5,423.76        2.51          540.00     5,963.76       210,036.24       2.76           2.84
   750.00      270,000.00      6,627.60        2.45          540.00     7,167.60       262,832.40       2.65           2.73
 1,000.00      360,000.00      8,550.00        2.38          540.00     9,090.00       350,910.00       2.53           2.59
 1,500.00      540,000.00      9,159.72        1.70          540.00     9,699.72       530,300.28       1.80           1.83
 3,000.00    1,080,000.00     10,992.36        1.02          540.00    11,532.36     1,068,467.64       1.07           1.08
 6,000.00    2,160,000.00     14,657.64        0.68          540.00    15,197.64     2,144,802.36       0.70           0.71



(A) Effective July 24, 2000, the Creation and Sales Charge is waived after the first twelve investments made under a plan.


(B) Effective June 30, 2000, the Custodian Fee is paid by the fund and is not charged to planholders.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

INVESTMENTS
--------------------------------------------------------------------------------

MAKING YOUR PLAN INVESTMENTS


The plans are no longer available for sale to new investors. Current planholders may still make additional investments in order to complete their plans. You may make plan investments by check or automatically. Plan investments, after deduction of applicable Creation and Sales Charges, will be invested in the fund's shares at net asset value.


BY CHECK


Your check should be in the amount of your monthly investment and made payable to State Street Bank and Trust Company (the Custodian) and mailed to Boston Financial Data Services, Inc. (BFDS), P.O. Box 8300, Boston, Massachusetts 02266-8300.


AUTOMATIC INVESTMENT PROGRAM

If you wish to have investments in your plan made automatically, without having to write a check each month, you may request that investments be made by means of pre-authorized checks. Under this program, BFDS will draft your bank account each month, in the amount of your monthly investment. You may also choose to have investments in your plan made automatically through a military or government allotment.


    To initiate a pre-authorized check investment program, you should complete the appropriate forms and forward them to BFDS. You may terminate a pre-authorized check investment program at any time by notification to BFDS at least five days prior to the date of the next scheduled draft.


EXTENDED INVESTMENT OPTION

You may continue making monthly investments through an Extended Investment Option after completing all scheduled investments under your plan. These additional investments are subject to the same deductions as applied to your last scheduled investment. You may stop all future additional investments by notifying BFDS in writing.

CREATION AND SALES CHARGES

The Sponsor receives the Creation and Sales Charges as compensation for its services and costs in creating the plans and arranging for their administration, for making the fund's shares available to you at their net asset value and for all selling expenses and commissions with respect to the plans. These charges are deducted from each of the first 12 monthly investments. For example, on a $50 per month Plan, $25.00 is deducted from the first 12 investments.

    The Sponsor has entered into Dealer Agreements with selected dealers, pursuant to which such dealers may offer the plans for sale to their clients. Under the Dealer Agreements, the dealers are paid commissions on sales of the plans. A complete commission schedule is filed with the Securities and Exchange Commission as part of the plans' registration statement.


    During the fiscal years ended October 31, 2004, 2003 and 2002, total investments made by all planholders amounted to $119,835,668, $136,445,664 and $136,136,223, respectively. The amount of Creation and Sales Charges deducted from these investments was $664,679, $770,037 and $2,559,732, respectively, of which amount $50,515, $58,538 and $159,878, respectively, was retained by the Sponsor and $614,164, $711,499 and $2,399,854, respectively, was paid to investment dealers who participated in the sale of plans.


RIGHTS OF ACCUMULATION

You, your spouse, your children under the age of 21 and a trustee may combine the face amounts of two or more plans purchased at any time and the value of any other AIM funds or AIM plans then owned to take advantage of the lower Creation and Sales Charges available on larger sized investments.

    You and the other persons listed in the preceding paragraph may also qualify for a reduced Creation and Sales Charge on a new plan purchase by combining the face amount of any existing AIM plan(s) on which investments are current with the face amount of the new purchase or when increasing the face amount of any existing plan(s) on which investments are current.

    For rights of accumulation, a plan is considered to be current if:

    (a) it has been completed and not redeemed;

    (b) it has not been completed but has at least as many investments recorded as there are months elapsed since establishment or since being increased; or

    (c) investments are made through a qualified retirement plan or an IRA.

    Reduced Creation and Sales Charges apply to investments made after the Sponsor has been notified of the eligibility of such plans for reduced Creation and Sales Charges and has received the information necessary to confirm such eligibility. In the case of existing IRA plans which cannot be increased in face amount due to applicable IRA contribution limits, reduced Creation and Sales Charges will apply to investments made on both the existing plan and the new plan.

    To qualify for reduced Creation and Sales Charges, you must submit the Account Applications for any new plans involved at the same time and include a letter from you (or your dealer) referencing any existing plans involved and requesting that the face amounts of your plans be aggregated for the purpose of determining applicable Creation and Sales Charges. If you discontinue investments under one or more of your plans, you will be responsible for paying the Creation and Sales Charges previously avoided.

MAKING PREINVESTMENTS TO COMPLETE THE PLAN AHEAD OF SCHEDULE


You may complete a plan ahead of schedule by making investments in advance of their due dates. You may do this by making separate, individual investments or by making a lump sum investment (or investments) in some multiple of your monthly investment amount.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

CHANGING THE FACE AMOUNT OF A PLAN


Prior to making the 12th investment under a plan, you may decrease the amount of your plan by as much as 50% of the face amount. The revised plan must be in one of the denominations listed on page 3. The Creation and Sales Charges already paid on the existing plan will be recomputed and applies as a credit to the Creation and Sales Charges due on the revised plan, and investments already made will be credited to the revised plan.



    You should send requests for changes in the face amount of your plan to BFDS.


WITHDRAWALS AND TERMINATIONS
--------------------------------------------------------------------------------

TIMING OF RECEIPT OF PROCEEDS ON REDEMPTIONS OF FUND SHARES

You will be sent the proceeds of a partial or complete redemption of fund shares within seven days after BFDS receives all necessary documents in proper order. However, if you redeem shares recently purchased by check, you may be required to wait up to ten business days before BFDS will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. The payment period may be extended if the Custodian's right to redeem shares of the fund has been suspended or restricted because: (a) trading on the New York Stock Exchange (NYSE) is restricted, as determined by the applicable rules and regulations of the Securities and Exchange Commission (SEC); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has permitted such suspension by order; or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the fund not reasonably practicable.


    The fund shares in the plan will be cancelled upon redemption.


PARTIAL WITHDRAWALS WITHOUT TERMINATING A PLAN

If you withdraw or sell all of the fund shares in your plan, your plan will normally be terminated. However, if you have owned your plan for at least 45 days, you may request a partial withdrawal or sale of up to 90% of your shares without terminating your plan and keep your plan in effect. If you withdraw your shares from your plan, you will own those shares of the fund directly. If you elect to sell your shares, AIM Investment Services, Inc., the transfer agent for the fund (AIS), formerly known as A I M Fund Services, Inc., will redeem the shares and pay the proceeds to you. While there is no fee for a partial withdrawal or sale, there may be federal income tax consequences to you from engaging in a partial withdrawal or sale of your shares.

    You may request a partial withdrawal or sale by writing BFDS at the address listed in this prospectus or by calling BFDS at (800) 215-2218. You may withdraw or sell your shares by telephone only if:


    (a) the proceeds are to be made payable to you and mailed to your address of record or transferred electronically to a pre-authorized bank account (wire transfers are subject to a $7.50 fee);


    (b) there has been no change of address of record within the preceding 30 days;

    (c) you can provide proper identification information;

    (d) the proceeds of the withdrawal do not exceed $250,000; and

    (e) your shares are not held in an employer-sponsored retirement plan (telephone redemptions are available from IRAs).


    Fund shares you elect to sell are redeemed at their next determined net asset value after BFDS receives a request in proper form. You may sell your shares during the customary trading session of the NYSE. A dealer who fails to submit a request for withdrawal within the prescribed time frame will be responsible for any losses.



    Neither the fund, AIM Distributors, the Custodian, nor BFDS will be liable for any loss, expense or cost arising out of any telephone withdrawal request if they reasonably believe such request to be genuine. Procedures for verification of telephone transactions may include recordings of telephone transactions, requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions.

    AIM Distributors has made arrangements with certain dealers to accept telephone instructions for the withdrawal of fund shares. AIM Distributors may impose conditions on these dealers, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares).

    While there is currently no limit to the number of partial withdrawals or sales that you can make, the Sponsor could limit you to exercising the partial withdrawal privilege once during each calendar year. Each partial withdrawal or sale must be at least $100. No partial withdrawal will affect the total number of plan investments, the period in which such investments are to be made, or the unpaid balance of scheduled investments under your plan.

    After a partial withdrawal and sale of your shares, you may, but are not required to, restore the value of your plan by remitting to BFDS an amount equal to the cash withdrawal. This amount will be used to purchase fund shares for your account at their next determined net asset value. You may make a repayment of a partial cash withdrawal after a period of 90 days from the date of redemption except in the case of plan accounts that are held in IRAs, for which a reinvestment may be made after a period of 45 days. Restoration of a partial liquidation of fund shares held in an IRA account must be made within 60 days. All reinvestments must be at least 25% of the amount withdrawn or $500, whichever is less. You must clearly identify replacements of partial cash withdrawals to distinguish them from regular monthly plan investments.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

COMPLETE WITHDRAWAL OR TERMINATION

You may terminate your plan at any time by writing to BFDS. When you terminate your plan, you may request that the Custodian deliver the fund shares you have accumulated to an account properly registered in your name and maintained by AIS. You may instead direct the Custodian, as your agent, to redeem your shares and send you the proceeds. The redemption of fund shares is a taxable event. See "Dividends, Capital Gains and Taxes."


WITHDRAWAL REQUIREMENTS


The Custodian requires that certain instructions be submitted in the form of a signed letter with your signature guaranteed. A signature guarantee is designed to protect you, the plan, the Sponsor and the Custodian. Acceptable guarantors are banks, broker-dealers, savings and loan associations, credit unions, national securities exchanges and any other "eligible guarantor institution" as defined in rules adopted by the SEC. A notary public is not an acceptable guarantor. The Sponsor currently does not require signature guarantees for redemption requests of $250,000 or less unless the proceeds are to be paid to a person other than the record owner or are to be sent to an address other than the one of record. You will be given notice if this policy is changed.


    In addition to these requirements, if you have invested in the plan through an IRA, you should include with your written request for either partial or full redemption of your shares a statement as to whether or not you have attained age 59 1/2.


    Additionally, if you wish to elect out of federal tax withholding and you have not previously provided BFDS with a completed IRS Form W-4P, your request should include the following acknowledgements:

    You understand that the distributions you receive from your IRA are subject to Federal income tax withholding unless you elect not to have withholding apply. You understand that withholding will only apply to the portion of your distribution that is included in your income subject to Federal income tax. You understand that, if you elect not to have withholding apply to your distributions, or if you do not have enough Federal income tax withheld from your distribution, you may be responsible for payment of estimated tax. And, you understand that you may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


    All documents must be in proper order before any redemption can be executed. You should send redemption requests to BFDS. The redemption price will be the next net asset value of your shares determined after BFDS receives such documents in proper order.


PLAN REINSTATEMENT PRIVILEGE

You may, within 90 days after you have completely terminated your plan, by written request to BFDS, reinstate your plan without any additional sales charge, either:

    (a) By including with the request an amount which is 10% or more of the redemption proceeds, if no refunded sales charges were provided in the termination.

    (b) By including with the request the full amount of all refunded sales charges, plus an amount equal to 10% or more of the shares redeemed, if the termination was done under the privileges described under "Cancellation and Refund Rights."

    If you exercise the Plan Reinstatement Privilege, neither the total number of monthly investments to be made nor the unpaid balance of monthly plan investments under the plan will be changed.

    The termination of your plan may result in the realization of gain or loss for federal income tax purposes. Any gain will be recognized and subject to the applicable capital gains tax. If a loss is realized, reinstatement of your plan could effect a "wash sale," meaning that the loss will not be recognized for tax purposes. The amount of the non-recognized loss will however, be added to the cost of the reinstated plan to determine your basis for tax purposes.

    In addition to the Plan Reinstatement Privilege described above, the Sponsor may from time to time permit planholders who have previously terminated their plans to establish new plans on the following terms:

    (a) The Planholder must open the new plan with an investment equal to or less than the amount of the redemption proceeds received upon liquidation of the former plan. No Creation and Sales Charges or Custodian fees will be subtracted from the initial investment.

    (b) The number of the next payment due on the new plan will be the number of the next payment due on the former plan at the time it was terminated.

    (c) Creation and Sales Charges on the new plan will be the Creation and Sales Charges that would currently be applicable to the former plan.

    The ability to establish such new plans will not be generally available, but will be available only during such limited time periods as may be specified by the Sponsor from time to time.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

EXCHANGING FUND SHARES


After you complete or terminate your plan, or withdraw fund shares in your plan, you may choose to hold shares of the fund directly by instructing the Custodian to deliver your shares to AIS. You will then have the option of exchanging your fund shares for the shares of other AIM funds according to the terms and conditions set forth in each fund's current prospectus. With respect to fund shares withdrawn as part of a partial withdrawal, without completing or terminating a plan, (i) you will not be permitted to exchange those shares for shares of another AIM fund until the end of the 18th month after your initial investment in the plan, and (ii) you will be limited to two exchanges into other AIM funds per calendar year.


PLANHOLDER OPTIONS AND SERVICES
--------------------------------------------------------------------------------

RETIREMENT PLANS

You may use a plan as an investment in a tax-deferred retirement plan, such as an IRA, Simplified Employee Pension (SEP), Profit Sharing Plan or Money Purchase Plan. The Sponsor has detailed information about such plans, including any service fees charged. The annual maintenance fee charged by the Custodian for plans offered by the sponsor is found under "Service Charges and Other Fees." These fees will be deducted from plan shares unless they are paid in advance. In addition, IRA rollover and transfer contributions can be accepted into a plan. However, a retirement plan may not be established by changing the registration of an existing plan account.

SYSTEMATIC WITHDRAWAL PROGRAM


When you complete all regularly scheduled investments, you may choose to establish a Systematic Withdrawal Program. If you hold your plan through an IRA or other retirement plan, you may choose to establish a Systematic Withdrawal Program prior to plan completion by notifying the Sponsor that you do not intend to make any further plan investments. Under this program, you may choose to receive monthly or quarterly distributions in any amount of $50 or more. To provide funds for these payments, the Custodian will redeem shares held in your account at the fund's current net asset value. You may cancel or change the amount of payments made to you under a Systematic Withdrawal Program at any time. The Sponsor may discontinue offering Systematic Withdrawal Programs by providing 90 days' notice of discontinuance to you.


    If you have not completed a plan, except as described above, you may not establish a Systematic Withdrawal Program.


    As stated above, the payments you receive under a Systematic Withdrawal Program are funded by the redemption of shares of the fund. Accordingly, they will be treated for tax purposes as the sale of a capital asset. The payments will result in the recognition of a capital gain or loss, rather than ordinary income.


FEDERAL INCOME TAX WITHHOLDING

At your election, BFDS may withhold a percentage of any income dividend or capital gains distribution by the fund or any withdrawal from your plan and send that amount to the Internal Revenue Service as a credit against your tax liability. The amount withheld may or may not be equal to the additional taxes you may owe due to the dividend or distribution. If you request this withholding, the number of fund shares purchased with the remainder of the income dividend or capital gains distribution will be less than would have otherwise been the case.

    You may initiate withholding upon request to BFDS. Once initiated, the withholding remains in effect until you notify BFDS to terminate the withholding. Distributions from qualified retirement plans and IRAs are subject to their own withholding rules.

STATEMENTS, REPORTS AND NOTICES

BFDS will mail to you monthly account statements confirming each investment stating the price per fund share purchased, the number of shares purchased after applicable deductions and the total number of fund shares held for your account. At any time, you may contact BFDS to request that confirmations be sent for each transaction. You will also receive at least annually a current fund prospectus and audited financial statements of the fund, including a complete list of all securities held in the fund's portfolio, and copies of all other reports sent by the fund to its shareholders. You will also be sent notices of all income dividends and capital gains distributions made with respect to fund shares, together with tax reporting information relating to such dividends and distributions. Any notices, reports or documents required to be given to you as described in this prospectus will be deemed to have been given upon mailing to your address of record, and the date of such mailing will be deemed the date such notice was given.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

RIGHTS AND POLICIES
--------------------------------------------------------------------------------

CANCELLATION AND REFUND RIGHTS

You have certain rights of cancellation as follows:


    (a) You have the right to cancel your plan within 45 days after you have received notice of your cancellation rights. You will receive notice regarding your cancellation rights within 60 days after issuance of the plan. If you elect to cancel your plan, you must submit a written request to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. You will receive a cash refund equal to the sum of (1) the current net asset value of the fund shares credited to your plan account on the date that the cancellation request is received by BFDS and (2) an amount equal to the difference between the total investments made under the Plan and the net amount invested in fund shares.


    (b) You have the right to cancel your plan within 18 months beginning on the date of the issuance of the plan. In this case, you will receive from the Sponsor a cash payment equal to the sum of (1) the current net asset value of the fund shares credited to the account on the date of redemption and (2) the amount by which the Creation and Sales Charges deducted from your investments exceed 15% of the investments made up to the date of redemption. Service charges and other fees are not refundable.

    You will be sent a written notice of the 18-month right of cancellation if:
(a) during the first 15 months after the date of issuance of your plan, you have missed three investments or more; or (b) following the first 15 months after the date of issuance of your plan (but prior to 18 months after such date), you have missed one investment or more. If the Sponsor has previously sent a notice in connection with event (a) above, a second notice will not be sent even if additional investments are missed.

    These notices will inform you of your rights, and will also include the value of the account and the amount you would be entitled to receive upon cancellation, as of the date of the notice. For a cancellation request above $250,000, your signature must be guaranteed.

VOTING RIGHTS

You will receive a notice and proxy statement for each shareholder meeting of the fund. The Custodian will vote the shares held in your account as you instruct on the voting instructions card which will accompany the notice and proxy statement. If the voting instructions card is validly executed and returned without specification of a choice, the shares will be voted in favor of the proposals of the fund's management. The Custodian will vote shares for which no valid voting instructions have been received in the same proportion as it votes shares for which it has received instructions. You may attend any such meetings, and if you desire to vote in person the shares held in your account, you may make a written request to the Custodian for a proxy prior to the meeting which will permit the shares to be voted in person.

TRANSFER OR ASSIGNMENT RIGHTS

To secure a loan, you may assign your right, title and interest in all or a part of your plan to a bank or other lending institution. During the term of an assignment, you will be entitled to all dividends and distributions on your shares. In addition, you may:

    (a) transfer your right, title and interest to another person whose only right shall be the privilege of complete withdrawal from the plan; or

    (b) transfer your right, title and interest to another person, trustee or custodian acceptable to the Sponsor, who has made application to the Sponsor for a similar plan.

    The Custodian will, at the request of the assignee, record an assignment until such time as the assignee notifies BFDS that the assignment has been released. No such assignment will be binding on the Custodian until it is recorded. Until the Custodian and the Sponsor have permitted such assignment to be recorded, they may treat you as the sole and absolute owner of the plan and the related fund shares.


    Qualified retirement plan and IRA accounts are required by federal tax law to be non-assignable.


TERMINATION OF A PLAN BY THE SPONSOR OR CUSTODIAN

A plan will normally remain in existence until you have made 300 investments. Neither the Sponsor nor the Custodian can terminate a plan established after May 1, 1993, sooner unless you have failed to make investments under your plan for a period of 6 consecutive months (12 consecutive months for plans established prior to May 1, 1993) from the scheduled due date of the last investment made (including any investments made in advance of their scheduled due dates). For example, if your plan was established after May 1, 1993, and you have made all investments due under your plan through June 30th of a given year (regardless of when such investments were made), and you make no further investments, your plan may not be terminated before December 31st of that same year. Any scheduled investment you make prior to the termination of your plan extends the due dates of all future investments for a period equal to the period during which no investments were made. Accordingly, you need only make one investment during each 6-month period (or 12-month period for plans established prior to May 1, 1993) to prevent your plan from being terminated.


    After 360 investments have been made, or on the happening of any other event justifying termination, the Sponsor or the Custodian may terminate a plan 60 days after mailing to you a written notice of the termination. A plan may also be terminated if shares of the fund are not available and a substitution is not made.


    On termination, the Custodian, acting as your agent, must withdraw the shares from the Custodianship and, as your agent, may surrender for sale all of your fund shares, or sufficient fund shares to pay all authorized deductions. Any adjustment in Creation and Sales Charges or other charges occasioned by virtue of your termination through

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

the exercise of one of the refund privileges will be made at the same time. The shares and/or cash, after payment of all authorized deductions, will be held by the Custodian as your agent for delivery to you upon your instruction. No interest will be paid on any cash balances held. If the Custodian does not receive a response within 60 days after mailing the notice of termination to you, the Custodian, in its discretion, may redeem fund shares held on your behalf and mail its check payable to you, to your last known address of record, and you will be deemed to have no further rights under your plan. In no event may terminated plans be resold. Undeliverable shares and funds will be held by the Custodian in trust for your account, subject to abandoned property laws.

SUBSTITUTION OF SHARES

The Sponsor may substitute shares of another investment as the underlying investment if it deems such action to be in the best interests of the planholders. Substituted shares generally will be comparable in character and quality to the fund's shares, and will be registered with the SEC under the Securities Act of 1933, as amended. Before any substitution can be made, the Sponsor must:

    (a) Obtain an order from the SEC approving such substitution under the provisions of Section 26(b) of the Investment Company Act of 1940, as amended (the 1940 Act);

    (b) Give written notice of the proposed substitution to the Custodian;

    (c) Give written notice of the proposed substitution to you, giving a reasonable description of the substituted fund shares, disclosing that, unless you respond within 30 days of the date of mailing of such notice, you will be considered to have agreed to bear your pro rata share of expenses and taxes in connection with the substitution. The pro rata share of expenses and taxes are payable from any income dividends and any capital gains distributions, but if such dividends and distributions are insufficient, the pro rata share of expenses and taxes are collectable by the Custodian from the proceeds of the sale of fund shares held for your account; and

    (d) Provide the Custodian with a signed certificate stating that such notice has been given to you.

    If you do not respond within the 30-day notice period, the Custodian will purchase shares of the substituted fund with your subsequent investments and any dividends and distributions which may be reinvested for your account. If shares of the substituted fund are also to be substituted for the shares already held, the Sponsor must arrange for the Custodian to be furnished, without payment of a sales charge of any kind, with shares of the substituted fund having an aggregate value equal to the value of shares of the fund for which they are to be substituted.

    If fund shares are not available for purchase for a period of 90 days or longer, and the Sponsor fails to substitute other shares, the Custodian may, but is not required to, select another underlying investment. If the Custodian selects a substitute investment, it must first obtain an order from the SEC approving such substitution as specified above and shall then notify you, and if, within 30 days after mailing such notice, you give your written approval of the substitution and agree to bear your pro rata share of actual expenses, including any tax liability sustained by the Custodian, the Custodian may thereafter purchase such substituted shares. Your failure to give such written approval within the 30-day period shall give the Custodian authority to terminate your plan.

    If fund shares are not available for purchase for a period of 90 days or longer, and neither the Sponsor nor the Custodian substitutes other shares, the Custodian has the authority, without further action on its part, to terminate the plans.

PLAN COMPLETION

After you have completed your plan investments, you have the following options:


    (a) Have the Custodian continue to hold your fund shares after the 360th investment has been made;



    (b) Have the Custodian register your shares in your name and transfer them to AIM Investment Services, Inc., where you may hold them directly or exchange them for shares of another AIM fund;


    (c) Redeem your shares and receive the cash proceeds; or


    (d) Establish a Systematic Withdrawal Program.


SERVICE CHARGES AND OTHER FEES
--------------------------------------------------------------------------------

CUSTODIAN FEES AND SPONSOR CHARGES

There are currently no deductions against planholders' accounts or against fund dividends and/or distributions to compensate the Sponsor or the Custodian for its services except the fees and charges described below.

- If you send a plan investment by check or other order for the payment of money which is not honored by the bank on which it is drawn, the Custodian will deduct $5.00 from your account.

- The Custodian will charge you $2.50 for terminating a plan.

- If you request a transfer of all or a portion of the balance of your account by wire, BFDS will deduct a fee of $7.50 from your account.

- A planholder will be charged for reproduction of account history at the rate of $5.00 for each year researched.

- If you establish your plan through an IRA, the Custodian will deduct an annual IRA custodial fee of $10 from your account. You may pay this annual fee in advance by sending a separate check clearly identified as an IRA custodial fee payment to the Custodian.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------


    The fund and the Sponsor reserve the right to impose a processing fee of $1.50 for each monthly plan investment received by check (up to a maximum of $5 per event). The check processing fee is not currently in effect. You do not pay a fee for your initial investment to establish a plan. There is no processing fee on monthly plan investments made through an automatic investment option.



    The aggregate amount of Custodian fees deducted by the Custodian with respect to the plan during the fiscal year ended October 31, 2004 was $640,660.


    All other Custodian fees which would otherwise be charged to the plan or the planholders, or deducted from fund dividends and/or distributions, may be paid by the fund or the Sponsor. Although there is no current intention to do so, the fund reserves the right to cease paying such fees, and the Sponsor reserves the right to cause deductions in the future against the plans, the planholders, and fund dividends and/or distributions to compensate the Custodian for its services.

    The service charge on plans established prior to June 1, 1983, will be as specified in your Plan Certificate.


    There were no charges and deductions for maintenance and other expenses assessed to the plan by the Sponsor for the fiscal year ended October 31, 2004, 2003 or 2002.




DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------


For federal income tax purposes you are considered to be the owner of the underlying fund shares accumulated in your account because the plan is not considered to be a person for federal income tax purposes. The plans are of the distributive type, providing for distribution of any dividends or distributions on fund shares. Dividends and distributions on such shares may be paid to you in cash, by check or transferred electronically to a pre-authorized bank account (wire transfers are subject to a $7.50 fee), or reinvested in additional fund shares are taxable to you. See "Taxes" in the accompanying fund prospectus for a discussion of the tax treatment of such dividends and distributions. As soon as practicable after the close of each calendar year, you will be advised of the amount and nature of the ordinary income dividends and capital gain distributions received on your behalf during such year. Qualified retirement plans and IRAs may be entitled to defer taxes until some later date. Participants should consult their tax advisors.



    The Creation and Sales Charges deducted from investments in your plan are not deductible for tax purposes by you, but are figured in when determining your tax basis for the fund shares in your account. Any Custodian fee and service charge you may have paid (whether as a deduction from your investments in your plan or as a deduction from the distributions made on the fund shares in your account) may be deductible for tax purposes by you depending on whether you itemize deductions, the total amount of your miscellaneous itemized deductions and the level of your adjusted gross income.


    Under provisions of the Internal Revenue Code, the Custodian must withhold from dividends and liquidations 28% of all amounts otherwise payable to you if you have not provided the Custodian with a correct certified tax identification number or if you have been notified by the Internal Revenue Service that you are subject to "backup withholding" because of underreporting of reportable payments. The amounts withheld will be credited against your federal income tax liability, and, if withholding results in an overpayment of taxes, you may obtain a refund from the Internal Revenue Service.

    Neither the Custodian, BFDS, nor the Sponsor bears any tax liability arising from the custody of the fund shares or the operations of the Custodianship under the plans. The Custodian, BFDS, and the Sponsor are authorized to incur any expenses deemed necessary or appropriate in connection with any claim or possible claim for taxes against the Custodianship or the accounts of planholders. The Sponsor or the Custodian may, in its discretion, deduct charges against your account on a pro rata basis (determined by reference to the total number of fund shares affected) in order to pay or set up reserves for such claims and related expenses.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE CUSTODIAN

The Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, is a corporation organized under the laws of the Commonwealth of Massachusetts and is subject to supervision by the Massachusetts Commissioner of Banks. The Custodian's Internal Revenue Service Employer Identification Number is 04-1867445.

    The duties of the Custodian under the Custodian Agreement include the receipt of all of your investments and income dividends and capital gain distributions on fund shares, the processing of all authorized deductions therefrom and the purchase and retention of fund shares for your accounts. The Custodian also effects partial or complete liquidations of plans in connection with withdrawals or terminations and the various other functions discussed above.

    The Custodian receives and holds in trust without interest all cash and fund shares held by a plan until completion and/or termination of the plan. BFDS keeps a complete record of your account and mails receipts for each of your investments showing the number of shares held for your account, notices (including distribution notices and tax statements), reports to shareholders, prospectuses and proxy material. The Custodian causes periodic audits to be taken of the records it maintains relating to the plans, unless such audits are arranged for by the Sponsor, and prepares and files tax returns and other reports required by law. The Custodian assumes only those responsibilities specifically imposed on it under its Custodian Agreement with the Sponsor. The Custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the management of the fund, for the acts or omissions of the Sponsor, for compliance by the Sponsor with the laws of the United States, any state, or other jurisdiction relating to the sale, registration or qualification of securities, or for the Sponsor's compliance with any rules, regulations or orders of any regulatory agencies or commissions, for the validity of written designations of beneficiaries executed by planholders, or for signatures guaranteed by persons other than banks or members of national securities exchanges.

    The Custodian is authorized to commingle only those payments, dividends and certificates of fund shares which are held for or received from the various planholders of plans which are subject to this Prospectus. The Custodian is also authorized to cause all Plan Certificates issued prior to March 1, 1995, to be registered in its name or in the name of its nominees. While the Custodian does not assert a lien in general terms on the property held by it, the authorization conferred on the Custodian to make the various deductions discussed above, and in certain cases to sell fund shares, may be considered authorization to the Custodian to create such liens.

    The Custodian Agreement cannot be amended in such a manner as to adversely affect your rights and privileges without your written consent.

    An unlimited number of plans may be issued under the Custodian Agreement.

    Under certain circumstances as provided in the Custodian Agreement, the Sponsor or the Custodian has the right to terminate the services of the Custodian. However, no such termination or resignation may be made as to the plans then in force unless all fund shares have been liquidated and the proceeds distributed to you, or unless a successor custodian has been designated and has accepted the custodianship. Any successor custodian must be a bank or trust company having at all times aggregate capital, surplus and undivided profits in excess of $1,000,000. Notice of such a change will be sent to you, but your consent is not required.

THE SPONSOR

A I M Distributors, Inc., 11 Greenway Plaza, Houston, Texas 77046, is a Delaware corporation, organized on November 18, 1976. It is a wholly owned subsidiary of A I M Advisors, Inc. (AIM). AIM is a wholly owned subsidiary of A I M Management Group Inc. (AIM Management). AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, is engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. AIM and AIM Management have the same address as AIM Distributors. The address of AMVESCAP PLC is 11 Devonshire Square, London EC 2M 4YR, England. AIM Distributors is a member of the National Association of Securities Dealers, Inc. The Sponsor's directors and principal officers, all of whom have the same business address as the Sponsor, are listed below. AIM Distributors' Internal Revenue Service Employer Identification Number is 74-1894784.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------


NAME                   POSITION AND OFFICES WITH SPONSOR     POSITIONS AND OFFICES HELD DURING THE LAST FIVE YEARS
----                   ---------------------------------     -----------------------------------------------------
Gene L. Needles        Chairman, Director, President and     Director, Chairman and Chief Executive Officer, A I M
                         Chief Executive Officer             Distributors, Inc. (registered broker dealer)
                                                             Formerly: President, A I M Distributors, Inc.; Executive
                                                             Vice President, A I M Distributors, Inc.; and Senior Vice
                                                             President, A I M Distributors, Inc.
Mark H. Williamson     Director                              Director, President and Chief Executive Officer, A I M
                                                             Management Group Inc. (financial services holding company);
                                                             Director, Chairman and President, A I M Advisors, Inc.
                                                             (registered investment advisor); Director, A I M Capital
                                                             Management, Inc. (registered investment advisor) and A I M
                                                             Distributors, Inc., Director and Chairman, AIM Investment
                                                             Services, Inc. (registered transfer agent), and Fund
                                                             Management Company (registered broker dealer); and INVESCO
                                                             Distributors, Inc. (registered broker dealer); and Chief
                                                             Executive Officer, AMVESCAP PLC -- AIM Division (parent of
                                                             AIM and a global investment management firm)
                                                             Formerly: Director, Chairman, President and Chief Executive
                                                             Officer of INVESCO Funds Group Inc.; President and Chief
                                                             Executive Officer, INVESCO Distributors, Inc.; Chief
                                                             Executive Officer, AMVESCAP PLC -- Managed Products;
                                                             Chairman and Chief Executive Officer of NationsBanc
                                                             Advisors, Inc.; and Chairman of NationsBanc Investments,
                                                             Inc.
John S. Cooper         Executive Vice President              Executive Vice President, A I M Distributors, Inc.
                                                             Formerly: Senior Vice President, A I M Distributors, Inc.;
                                                             First Vice President, A I M Distributors, Inc.; Vice
                                                             President, Putnam Investments
James L. Salners       Executive Vice President              Executive Vice President, A I M Distributors, Inc.
James E. Stueve        Executive Vice President              Executive Vice President, A I M Distributors, Inc.
                                                             Formerly: Senior Vice President, A I M Distributors, Inc.;
                                                             National Sales Manager, A I M Distributors, Inc.; and Field
                                                             Sales Manager, A I M Distributors, Inc.
Kevin M. Carome        Senior Vice President                 Senior Vice President, A I M Distributors, Inc.; Director,
                                                             Senior Vice President, Secretary and General Counsel, A I M
                                                             Management Group Inc. and A I M Advisors, Inc.; Director and
                                                             Vice President, INVESCO Distributors, Inc.; Vice President,
                                                             A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                             AIM Investment Services, Inc.; Director, Vice President and
                                                             General Counsel, Fund Management Company
                                                             Formerly: Vice President, A I M Distributors, Inc.; Senior
                                                             Vice President and General Counsel, Liberty Financial
                                                             Companies, Inc.; and Senior Vice President and General
                                                             Counsel, Liberty Funds Group, LLC
Glenda A. Dayton       Senior Vice President                 Senior Vice President, A I M Distributors, Inc.
                                                             Formerly: First Vice President, A I M Distributors, Inc.;
                                                             and Vice President, A I M Distributors, Inc.
David J. Nardecchia    Senior Vice President                 Senior Vice President, A I M Distributors, Inc.
                                                             Formerly: First Vice President, A I M Distributors, Inc.;
                                                             and Vice President, A I M Distributors, Inc.
Margaret A. Vinson     Senior Vice President                 Senior Vice President, A I M Distributors, Inc.
                                                             Formerly: First Vice President, A I M Distributors, Inc.;
                                                             Vice President, A I M Distributors, Inc.; and Vice
                                                             President, A I M Advisors, Inc.
Gary K. Wendler        Senior Vice President                 Senior Vice President, A I M Distributors, Inc.
                                                             Formerly: First Vice President, A I M Distributors, Inc.;
                                                             and Vice President, A I M Distributors, Inc.
Stephen H. Bitteker    First Vice President                  First Vice President, A I M Distributors, Inc.
Lisa O. Brinkley       Vice President and Chief Compliance   Senior Vice President, A I M Management Group Inc. and A I M
                         Officer                             Advisors, Inc.; and Vice President, A I M Capital
                                                             Management, Inc. and A I M Distributors, Inc.
                                                             Formerly: Senior Vice President and Compliance Director,
                                                             Delaware Investments Family of Funds
Mary A. Corcoran       Vice President                        Vice President, A I M Distributors, Inc.; Senior Vice
                                                             President, AIM Investment Services, Inc.
Sidney M. Dilgren      Vice President                        Vice President and Fund Treasurer, A I M Advisors, Inc.
                                                             Formerly: Senior Vice President, AIM Investment Services,
                                                             Inc.; and Vice President, A I M Distributors, Inc.
Rhonda Dixon-Gunner    Vice President                        Vice President, A I M Distributors, Inc.; Senior Vice
                                                             President, AIM Investment Services, Inc.
                                                             Formerly: Vice President, AIM Investment Services, Inc.; and
                                                             Vice President, INVESCO Funds Group, Inc.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

NAME                   POSITION AND OFFICES WITH SPONSOR     POSITIONS AND OFFICES HELD DURING THE LAST FIVE YEARS
----                   ---------------------------------     -----------------------------------------------------
Dawn M. Hawley         Vice President & Treasurer            Vice President & Treasurer, A I M Distributors, Inc.;
                                                             Director, Senior Vice President and Chief Financial Officer,
                                                             A I M Advisors, Inc.; Vice President and Treasurer, A I M
                                                             Capital Management, Inc; Director, Senior Vice President and
                                                             Chief Financial Officer, A I M Management Group Inc.; and
                                                             Vice President and Chief Financial Officer, Fund Management
                                                             Company
                                                             Formerly: Treasurer, A I M Advisors, Inc.; Treasurer, A I M
                                                             Management Group Inc.; and Treasurer, Fund Management
                                                             Company
Ofelia M. Mayo         Vice President, General Counsel &     Vice President, General Counsel & Assistant Secretary, A I M
                         Assistant Secretary                 Distributors, Inc.
Kim T. McAuliffe       Vice President                        Vice President, A I M Distributors, Inc.; Senior Vice
                                                             President, AIM Investment Services, Inc.
                                                             Formerly: Vice President, AIM Investment Services, Inc.
Linda L. Warriner      Vice President                        Vice President, A I M Distributors, Inc.; and Senior Vice
                                                             President, AIM Investment Services, Inc.
Norman W. Woodson      Vice President                        Vice President, A I M Distributors, Inc.
Kathleen J. Pflueger   Secretary                             Secretary, A I M Distributors, Inc.





    Certain of the directors and officers of the Sponsor are trustees and/or officers of, some or all of the investment companies advised or managed by AIM. Directors of the Sponsor do not receive any compensation for their services. Officers and employees of the Sponsor receive no compensation from the Sponsor, but are compensated by AIM Management. All officers and employees of the Sponsor are currently covered by a fidelity bond in the amount of $40,000,000. AIM acts as investment advisor of the fund and receives a fee from the fund for its services.


    The Sponsor is the principal underwriter of the fund and of the following other investment companies advised or managed by AIM: AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Sector Funds, AIM Stock Funds, AIM Tax-Exempt Funds, AIM Treasurers' Series Trust and AIM Variable Insurance Funds.

GENERAL

The plans are organized under and are governed by the laws of the Commonwealth of Massachusetts, except that the laws of the State of New York govern your substantive legal rights if your plan was issued prior to June 1, 1983. AIM Summit Investors Plans I is considered to be a unit investment trust under the 1940 Act and is registered as such with the SEC. Such registration does not imply supervision of management or investment practices or policies by the SEC.

    AIM Summit Investors Plans I is presently offered in all states to existing planholders.

    The Sponsor has adopted a Code of Ethics governing personal trading activities of all its directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the fund or obtain information pertaining to such purchase or sale, and certain other employees. The Code of Ethics is intended to prohibit conflicts of interest with the plans that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by the fund, is permitted by persons covered under the Code subject certain restrictions; however, those persons are generally required to pre-clear all security transactions with the compliance officer or his designee and to report all transactions on a regular basis.

    This prospectus omits some of the information contained in the registration statement filed with the SEC. The Code of Ethics and other information contained in the plans' registration statement can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code of Ethics and other information contained in the plans' registration statement is also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and that copies of such information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

ILLUSTRATION OF A HYPOTHETICAL $50 MONTHLY INVESTMENT AIM SUMMIT INVESTORS PLANS I FOR INVESTMENT IN SHARES OF AIM SUMMIT FUND
--------------------------------------------------------------------------------

This table shows results of an assumed investment of $50 per month (the minimum monthly investment plan) for the period from the beginning of AIM Summit Investors Plans I, November 1, 1982, to December 31, 2004. The results assume the reinvestment of capital gains distributions and income dividends in additional shares of AIM Summit Fund.

    You should not consider the results shown in this table as a representation of the dividend income or capital gain or loss in a plan today. A plan cannot assure a profit or protect against depreciation in declining markets. Common stock prices fluctuate widely over time.


                                                                DEDUCTIONS(c)
                                                             --------------------      NET      CUMULATIVE
                                   DIVIDENDS                 CREATION                AMOUNT     NET AMOUNT
  YEAR      MONTHLY INVESTMENTS    FROM NET       TOTAL        AND                  INVESTED    INVESTED IN    CAPITAL
  ENDED    ---------------------   INVESTMENT   CUMULATIVE    SALES     CUSTODIAN    IN FUND       FUND         GAINS
12/31(a)   ANNUALLY   CUMULATIVE    INCOME       COST(b)     CHARGES     FEE(d)      SHARES       SHARES      REINVESTED
------------------------------------------------------------------------------------------------------------------------
  1982
(2 mos.)   $100.00    $  100.00    $      --    $  100.00    $ 50.00     $  3.00    $   47.00    $   47.00    $      --
  1983      600.00       700.00           --       700.00     255.54       18.00       326.46       373.46           --
  1984      600.00     1,300.00         1.75     1,301.75      33.24       18.00       550.51       923.97         0.62
  1985      600.00     1,900.00         6.91     1,908.66      33.24       18.00       555.67     1,479.64         2.76
  1986      600.00     2,500.00        36.47     2,545.13      33.24       18.00       585.23     2,064.87       200.48
  1987      600.00     3,100.00        53.22     3,198.35      33.24       18.00       601.98     2,666.85       254.88
  1988      600.00     3,700.00        81.11     3,879.46      33.24       18.00       629.87     3,296.72           --
  1989      600.00     4,300.00       318.37     4,797.83      33.24       18.00       867.13     4,163.85       229.36
  1990      600.00     4,900.00       128.25     5,526.08      33.24       18.00       677.01     4,840.86       119.97
  1991      600.00     5,500.00       339.23     6,465.31      33.24       18.00       887.99     5,728.85       368.73
  1992      600.00     6,100.00       107.51     7,172.82      33.24       18.00       656.27     6,385.12       839.09
  1993      600.00     6,700.00       114.24     7,887.06      33.24       18.00       663.00     7,048.12       769.61
  1994      600.00     7,300.00       135.18     8,622.24      33.24       18.00       683.94     7,732.06       520.43
  1995      600.00     7,900.00       428.92     9,651.16      33.24       18.00       977.68     8,709.74       865.23
  1996      600.00     8,500.00        52.57    10,303.73      33.24       18.00       601.33     9,311.07     1,925.38
  1997      600.00     9,100.00       564.43    11,468.16      33.24       18.00     1,113.19    10,424.26     2,066.18
  1998      600.00     9,700.00        72.06    12,140.22      33.24       18.00       620.82    11,045.08     1,945.95
  1999      600.00    10,300.00     1,095.81    13,836.03      33.24       18.00     1,644.57    12,689.65     6,004.52
  2000      600.00    10,900.00            0    14,436.03      19.39       10.50       570.11    13,259.76    10,158.72
  2001      600.00    11,500.00           --    15,036.03          0           0       600.00    13,859.76           --
  2002      600.00    12,100.00           --    15,636.03         --          --       600.00    14,459.76           --
  2003      600.00    12,700.00           --    16,236.03         --          --       600.00    15,059.76           --
  2004      600.00    13,300.00        33.48    16,869.51          0           0       633.48    15,693.24            0
                                                             -------     -------                              ----------
                                                              856.77      319.50                              26,271.91


  YEAR       TOTAL      VALUE OF
  ENDED     SHARES     ACCUMULATED
12/31(a)   OWNED(e)     SHARES(f)
----------------------------------------------------------------
  1982
(2 mos.)       9.428   $     46.48
  1983        68.444        370.97
  1984       180.052        905.68
  1985       277.847      1,803.23
  1986       390.732      2,610.09
  1987       515.282      2,937.11
  1988       613.217      4,028.84
  1989       755.981      5,889.09
  1990       860.497      6,505.36
  1991       992.132     10,010.61
  1992     1,147.268     11,059.66
  1993     1,294.014     12,551.94
  1994     1,426.949     12,742.66
  1995     1,597.970     17,849.33
  1996     1,810.440     21,996.85
  1997     2,049.122     27,929.53
  1998     2,212.145     38,225.87
  1999     2,596.995     58,380.45
  2000     3,229.386     50,249.25
  2001     3,282.908     33,813.95
  2002     3,353.020     24,141.74
  2003     3,427.477     33,486.45
  2004     3,490,737     37,734.87


NOTES:
(a) The fiscal year end of AIM Summit Investors Plans I and the fund for each year after 1992 was changed from December 31 to October 31. All data reflect calendar years ended December 31.
(b) Reflects the total amount of monthly investments plus the cumulative amount of income dividends reinvested.
(c) The total deductions for the first 12 months of the hypothetical plan equal $318.00 or 53% of total investments. If all of the investments of a 15-year plan were made monthly, total deductions would be $1,035.36 or 11.5% of the total investment. Effective June 30, 2000, the Custodian Fee is not charged to planholders, but is paid by the fund.
(d) Does not include a service charge, not to exceed $10 per year, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by pro-rating the plans' administrative costs over the total number of plan accounts. Effective June 30, 2000 this service charge is paid by the fund. The service charge on plans established prior to June 1, 1983 shall be as specified in the plan Certificate.
(e) Assumes that monthly investments were made on the first business day of each month.
(f) Based on the fund's year-end net asset value.

    No adjustments have been made for any income taxes payable by investors on reinvested capital gains distributions and reinvested dividends.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of A I M Distributors, Inc. and
Planholders of AIM Summit Investors Plans I


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Summit Investors Plans I (the "Plans") at October 31, 2004, the results of its operations and the changes in its net assets for each of the three years in the period then ended and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Plans' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities held as trust property at October 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 23, 2005

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

AIM SUMMIT INVESTORS PLANS I
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2004


ASSETS:
  AIM Summit Fund shares, at value (Plans' investment at
    cost $2,551,502,693)                                      $1,927,064,314
  Cash                                                                 4,295
----------------------------------------------------------------------------
    Total assets                                               1,927,068,609
============================================================================
LIABILITIES:
  Creation and sales charges payable                                   4,275
  Custodian charges                                                       20
----------------------------------------------------------------------------
    Total liabilities                                                  4,295
============================================================================
NET ASSETS (Equivalent to $9.93 per share based on
  194,064,886 shares of beneficial interests owned on
  outstanding plans)                                          $1,927,064,314
____________________________________________________________________________
============================================================================


STATEMENT OF OPERATIONS
FOR THE YEARS ENDED OCTOBER 31, 2004, 2003 AND 2002


                                                                  2004            2003            2002
-----------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on plan liquidations and investments:
  Distribution of capital gains on shares of AIM Summit Fund            --              --               --
  Net realized gain (loss) on plan liquidations                (42,885,061)    (58,478,498)     (39,245,966)
  Unrealized appreciation (depreciation) of investments        177,573,622     409,925,628     (337,574,452)
-----------------------------------------------------------------------------------------------------------
Net gain (loss) from plan liquidations and investments         134,688,561     351,447,130     (376,820,418)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $134,688,561    $351,447,130    $(376,820,418)
___________________________________________________________________________________________________________
===========================================================================================================


STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2004, 2003 AND 2002


                                              2004                             2003                             2002
                                 ------------------------------    -----------------------------    -----------------------------
                                     AMOUNT           SHARES           AMOUNT          SHARES           AMOUNT          SHARES
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of
  year                           $1,802,865,623     196,176,891    $1,398,511,553    189,757,334    $1,716,319,957    183,563,632
---------------------------------------------------------------------------------------------------------------------------------
Planholders investments:
  Additions from Planholder
    Payments                        119,835,668                       136,445,664                      136,136,223
  Less:
    Creation and sales charges         (664,679)                         (770,037)                      (2,559,732)
    Custodian charges                  (640,660)                         (659,045)                      (1,118,999)
---------------------------------------------------------------------------------------------------------------------------------
  Amount invested in AIM Summit
    Fund shares                     118,530,329      11,976,257       135,016,582     17,319,899       132,457,492     14,740,771
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  plan liquidations                 (42,885,061)                      (58,478,498)                     (39,245,966)
Unrealized market appreciation
  (depreciation) of investments     177,573,622                       409,925,628                     (337,574,452)
Planholder liquidations            (129,020,199)    (14,088,262)      (82,109,642)   (10,900,342)      (73,445,478)    (8,547,069)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year   $1,927,064,314     194,064,886    $1,802,865,623    196,176,891    $1,398,511,553    189,757,334
_________________________________________________________________________________________________________________________________
=================================================================================================================================


 See accompanying notes which are an integral part of the financial statements.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

AIM SUMMIT INVESTORS PLANS I
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Investors Plans I (the "Plans") is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission. AIM Summit Investors Plans I was closed to new investors on July 24, 2000. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for unit investment trusts which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION:

The investment, which consists exclusively of shares of AIM Summit Fund, is valued at the net asset value of AIM Summit Fund (the "Fund") shares on October 31, 2004.

B. FEDERAL INCOME TAXES:

No provision is made for Federal income taxes as all income dividends and capital gain distributions received by Planholders are treated as if received directly from the underlying Fund.

C. TRANSACTION DATES:

Share transactions are recorded on a trade date basis. Dividend income and capital gain distributions are recorded on the ex-dividend date.

NOTE 2--PLANHOLDERS' COST OF AIM SUMMIT FUND AND VALUE OF PLANS OUTSTANDING

The investment in AIM Summit Fund is carried at average cost, which represents the amount available for investment (including reinvested dividends of net investment income and realized gains) in such shares after deduction of sales charges and custodian fees, if applicable, and unrealized market appreciation (depreciation). The net value of the Plans outstanding is as follows:

                               PLANS OUTSTANDING
                                OCTOBER 31, 2004


Total payments made by Planholders on Plans outstanding (net of
  liquidations)                                                  $1,111,977,212
Net investment income dividends and distributions of capital
  gains reinvested                                                1,596,997,433
-------------------------------------------------------------------------------
     Total                                                        2,708,974,645
Less:
  Creation and Sales Charges                                       (135,705,793)
  Custodian charges                                                 (21,766,159)
-------------------------------------------------------------------------------
Net investment in AIM Summit Fund 2004 shares (average cost)      2,551,502,693
Unrealized market appreciation (depreciation) of investments       (624,438,379)
-------------------------------------------------------------------------------
Value of Plans outstanding                                       $1,927,064,314
_______________________________________________________________________________
===============================================================================


NOTE 3--AFFILIATED TRANSACTIONS


A I M Distributors, Inc., a wholly owned subsidiary of A I M Advisors, Inc., and Sponsor of AIM Summit Investors Plans I, received Creation and Sales Charges from investments into the Plans. Portions of these sales charges were reallocated to financial intermediaries. A I M Distributors, Inc. retained approximately $50,515, $58,538 and $159,878 as its portion of the Creation and Sales Charges on sales of AIM Summit Investors Plans I during the years ended October 31, 2004, 2003 and 2002, respectively.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

NOTE 4--FINANCIAL HIGHLIGHTS--AIM SUMMIT INVESTORS PLANS I

The following presents financial highlights for a share of the Plan for the year ended October 31, 2004.


                                              2004
---------------------------------------------------
Net asset value, beginning of period          $9.19
---------------------------------------------------
Income from investment operations:
  Net gains on securities (both realized and
     unrealized)                               0.74
===================================================
     Total from investment operations          0.74
===================================================
Net asset value, end of period                $9.93
___________________________________________________
===================================================
Total return(a)                               8.05%
___________________________________________________
===================================================


(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales and creation charges or any expenses deducted from planholder accounts.


NOTE 5--LEGAL PROCEEDINGS



SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING



AIM Summit Investors Plans I (the "Plan") is a periodic payment plan sponsored by A I M Distributors, Inc. ("ADI") that allows an investor to accumulate shares of AIM Summit Fund (the "Fund"). A I M Advisors, Inc. ("AIM"), an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), serves as the investment advisor to the Fund as well as certain additional registered investment companies (collectively, the "AIM Funds"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to certain AIM Funds.



    On October 8, 2004, IFG and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, ADI reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.



    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.



    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.



    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.



    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.



    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

NOTE 5--LEGAL PROCEEDINGS (CONTINUED)


    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM, ADI and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements or on the Plan's financial statements in the future.



    At the present time, management of AIM, ADI and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI, the Fund or the Plan.



REGULATORY INQUIRIES AND PENDING LITIGATION



The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.



    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.



Ongoing Regulatory Inquiries Concerning IFG and AIM



    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.



    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.



Private Civil Actions Alleging Market Timing



    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

NOTE 5--LEGAL PROCEEDINGS (CONTINUED)


under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.



    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.



Private Civil Actions Alleging Improper Use of Fair Value Pricing



    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.



Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees



    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages, injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.



Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes



    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.



Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements



    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.



Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements



    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.


*                                       *                                      *

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and


                                        20
                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------

NOTE 5--LEGAL PROCEEDINGS (CONTINUED)


could also have an adverse effect on the investment performance of the Funds.



                                       20.1

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


To the Board of Directors of


A I M Distributors, Inc.



We have audited the accompanying statement of financial condition of A I M Distributors, Inc. (the "Company"), as of December 31, 2004, and the related statements of income, changes in stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.



We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company, at December 31, 2004, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.



Houston, Texas                                             /s/ ERNST & YOUNG LLP


January 28, 2005

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------


A I M DISTRIBUTORS, INC.

--------------------------------------------------------------------------------


STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2004



                                         ASSETS

CASH EQUIVALENTS, affiliated registered investment companies                 $56,592,531
ACCOUNTS RECEIVABLE:
  Due from dealers for sales of capital stock of affiliated
     registered investment companies                          $    82,953
  Due from affiliated registered investment companies          18,403,182
  Commissions receivable                                          214,391
----------------------------------------------------------------------------------------
                                                                              18,700,526

SEGREGATED TRUST ACCOUNTS                                                      1,565,064

OTHER ASSETS                                                                     964,594
----------------------------------------------------------------------------------------
Total assets                                                                 $77,822,715
________________________________________________________________________________________
========================================================================================

                          LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
  Accounts payable and accrued expenses                       $   600,964
  Due to affiliated registered investment companies for
     sales of capital stock                                        82,556
  Due to dealers for redemptions from affiliated registered
     investment companies                                          71,651
  Due to dealers for distribution fees                         42,464,268
  Due to affiliated companies                                  10,138,862
  State income taxes payable                                    1,441,072
----------------------------------------------------------------------------------------

     Total liabilities                                                        54,799,373
========================================================================================
STOCKHOLDER'S EQUITY:
  Common stock, $1 par value; 1,000 shares authorized, 10
     shares issued and outstanding                            $        10
  Additional paid-in capital                                   18,378,990
  Retained earnings                                             4,644,342
----------------------------------------------------------------------------------------
     Total stockholder's equity                                               23,023,342
----------------------------------------------------------------------------------------
     Total liabilities and stockholder's equity                              $77,822,715
________________________________________________________________________________________
========================================================================================



                            See accompanying notes.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------


A I M DISTRIBUTORS, INC.

--------------------------------------------------------------------------------


STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2004



OPERATING INCOME:
  Underwriting income                                                        $  7,492,196
  Marketing servicing fees allocated from affiliates                          140,397,627
  Distribution fees                                                            32,164,961
  Sponsor fees on periodic payment investment plans, net of
     commissions paid                                                             280,918
  Interest and other income                                                       714,235
-----------------------------------------------------------------------------------------
     Total operating income                                                   181,049,937
=========================================================================================
OPERATING EXPENSES:
  Dealers' concessions                                        $ 4,336,492
  Allocations from affiliates                                  72,762,859
  Compensation allocation from affiliates                      89,483,685
  Settlement expense                                           25,000,000
-----------------------------------------------------------------------------------------
     Total operating expenses                                                 191,583,036
=========================================================================================
     Loss before income taxes                                                 (10,533,099)
INCOME TAX EXPENSE (BENEFIT):
  Current                                                     $ 4,450,113
  Deferred                                                       (527,746)
-----------------------------------------------------------------------------------------
     Total income tax expense                                                   3,922,367
-----------------------------------------------------------------------------------------
     Net loss                                                                $(14,455,466)
_________________________________________________________________________________________
=========================================================================================



STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY



                                                                    ADDITIONAL                         TOTAL
                                                          COMMON      PAID-IN        RETAINED      STOCKHOLDER'S
                                                          STOCK       CAPITAL        EARNINGS         EQUITY
                                                          ------    -----------    ------------    -------------
BALANCE, January 1, 2004                                   $10      $ 1,378,990    $ 19,598,808    $ 20,977,808
  Capital contribution from parent                          --       17,000,000              --      17,000,000
  Net loss                                                  --               --     (14,455,466)    (14,455,466)
  Dividends paid                                            --               --        (499,000)       (499,000)
================================================================================================================
BALANCE, December 31, 2004                                 $10      $18,378,990    $  4,644,342    $ 23,023,342
________________________________________________________________________________________________________________
================================================================================================================



                            See accompanying notes.

                          ----------------------------
                          AIM SUMMIT INVESTORS PLANS I
                          ----------------------------


A I M DISTRIBUTORS, INC.

--------------------------------------------------------------------------------


STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2004



CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                                   $(14,455,466)
-----------------------------------------------------------------------------------------
Adjustments to reconcile net loss to net cash used in
  operating activities:
  Change in operating assets and liabilities:
     Decrease in accounts receivable                          $ 1,545,032
     Increase in other assets                                    (763,097)
     Increase in segregated trust accounts                         (6,505)
     Decrease in amounts due to affiliated registered
      investment companies for sales of capital stock             (77,077)
     Decrease in due to dealers for redemptions from
      affiliated registered investment companies                 (181,473)
     Decrease in distribution fees due dealers                 (4,199,021)
     Increase in due to affiliated companies                    2,184,344
     Decrease in state income taxes payable                       (45,313)
     Decrease in accounts payable and accrued expenses           (707,400)
-----------------------------------------------------------------------------------------
       Total adjustments                                                       (2,250,510)
-----------------------------------------------------------------------------------------
       Net cash used in operating activities                                  (16,705,976)
=========================================================================================
CASH FLOWS FROM FINANCING ACTIVITIES
       Capital contribution from parent                       $17,000,000
       Dividends paid                                            (499,000)
-----------------------------------------------------------------------------------------
     Net cash provided by financing activities                                 16,501,000
-----------------------------------------------------------------------------------------
NET DECREASE IN CASH EQUIVALENTS                                                 (204,976)
CASH EQUIVALENTS, beginning of year                                            56,797,507
-----------------------------------------------------------------------------------------
CASH EQUIVALENTS, end of year                                                $ 56,592,531
_________________________________________________________________________________________
=========================================================================================
SUPPLEMENTAL CASH FLOW DISCLOSURES:
       Income tax payments                                                   $  4,052,080
_________________________________________________________________________________________
=========================================================================================



                            See accompanying notes.



NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



BASIS OF PRESENTATION


A I M Distributors, Inc. (the "Company"), is a wholly owned subsidiary of A I M Advisors, Inc. ("Advisors"). Advisors is owned by A I M Management Group, Inc. ("Management"), which in turn is owned by AVZ, Inc. ("AVZ"), the ultimate U.S. parent of the Company. AVZ is owned by AMVESCAP PLC, a publicly traded holding company that, through its subsidiaries, is primarily engaged in investment management worldwide.



    The Company is registered as a broker-dealer in securities under the Securities Exchange Act of 1934.



    The Company acts as the principal underwriter and distributor for certain affiliated registered investment companies ("AIM Funds").


CASH EQUIVALENTS


The Company considers highly liquid assets such as the amounts in affiliated money market funds to be cash equivalents.


SEGREGATED TRUST ACCOUNTS


The segregated trust accounts represent a short-term U.S. government agency discount note on deposit in a segregated trust account and includes an amount held in a segregated savings account as required by the Investment Company Act of 1940. The required amounts are determined in accordance with the requirements of the Investment Company Act of 1940 to provide cash reserves for refunds that may be required if investors in a unit investment trust exercise their right to surrender or withdraw. This note is recorded at fair market value at December 31, 2004, which approximates amortized cost.

                          ----------------------------

                          AIM SUMMIT INVESTORS PLANS I

                          ----------------------------

A I M DISTRIBUTORS, INC.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
DECEMBER 31, 2004


UNDERWRITING INCOME


Underwriting income represents sales charges on sales of capital stock of affiliated registered investment companies and is recorded on a trade-date basis.


DISTRIBUTION FEES


The Company receives fees from affiliated registered investment companies pursuant to Rule 12b-1 plans (Investment Company Act of 1940) adopted by the affiliated registered investment companies. Such fees are paid to the Company as compensation for expenses incurred by the Company for the distribution of shares of the affiliated registered investment companies. The fees are based on a specified annual percentage of a fund's average daily net assets and are accrued on a monthly basis. In some cases, these fees are reimbursements for actual amounts incurred by the Company.


DEALERS' CONCESSIONS


Dealers' concessions represent amounts paid to other dealers upon sales of Class A shares of affiliated registered investment companies and are recorded on a trade-date basis, net of Class A share contingent deferred sales charges ("CDSC") of $585,254.


TRANSACTIONS WITH AFFILIATED COMPANIES


The Company is allocated expenses by an affiliated company based upon estimates of time devoted to the operations of the Company by personnel of the affiliated company and usage of shared facilities. The Company is also allocated revenue primarily by Advisors for services performed for marketing affiliated registered investment companies and other investment products managed by Advisors. The revenue allocation is intended to reimburse the Company for current expenses.



    The Company has entered into an agreement with Management, whereby Management provides funding to the Company for payment of Class B and Class C share commissions. Management obtains the rights to certain future revenues to be generated by the Class B and Class C shares under the respective funds' Rule 12b-1 plan provisions and contingent deferred sales charge provisions for a purchase price equal to a percentage of the price at which each Class B and Class C share is sold. Such transactions occur daily and have been accounted for as sale transactions. No gain or loss from this arrangement is reflected in the Company's financial statements since the amount paid by Management equals the commissions paid by the Company relating to the sale of Class B and Class C shares. Accordingly, amounts received from the respective funds under the Rule 12b-1 plan provisions and CDSC provisions are not recorded as revenue by the Company as Management owns the rights to such fees. The Financial Accounting Standards Board ("FASB") is currently evaluating a new staff position (proposed FSP EITF 85-24-a) that may impact the accounting treatment of these transactions. Based on the current accounting standards, management believes these transactions are properly recorded as a sale.


FEDERAL INCOME TAXES


For federal income tax purposes, the Company's income is included in the consolidated income tax return filed by AVZ. Deferred and current taxes are provided at the statutory rate in effect during the year (35%) by the members of the consolidated group based on the amount that the respective member would pay or have refunded if it were to file a separate return. The deferred tax asset of $527,746 is included in other assets and relates to the deductibility of state and city taxes for federal tax purposes.



    The provision for income tax differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:



Income tax benefit at the federal
  statutory rate of 35%                  $(3,686,584)
Nondeductible charge for civil
  penalties related to SEC settlement      1,750,000
Portion of restitution expense not
  deductible by the Company. This
  expense is deductible by Advisors
  for federal tax purposes.                5,833,333
State income tax expense, net of
  federal benefit                             25,618
====================================================
Income tax expense                       $ 3,922,367
____________________________________________________
====================================================



See Note 4 for further details of SEC settlement.


USE OF ESTIMATES


The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from those estimates.


2.NET CAPITAL REQUIREMENTS




In accordance with regulations of the Securities and Exchange Commission (the "SEC"), the Company must maintain minimum net capital, as defined. The Company utilizes the "Alternative Standard" method of Net Capital Computation pursuant to SEC Rule 15c3-1, which requires the Company to maintain minimum net capital of $250,000. However, the Company intends to maintain regulatory net capital of at least $300,000 in order to be in compliance with the early warning rules. At December 31, 2004, the Company had net

                          ----------------------------

                          AIM SUMMIT INVESTORS PLANS I

                          ----------------------------

A I M DISTRIBUTORS, INC.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
DECEMBER 31, 2004



capital of $13,591,205, which exceeded required net capital of $250,000 by $13,341,205.


3.CONCENTRATION OF CREDIT RISK




The Company is engaged in brokerage activities in which counterparties primarily include broker-dealers. In the event that counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty. It is the Company's policy to review, as necessary, the credit standing of each counterparty.


4.REGULATORY INQUIRIES AND ACTIONS




SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and Advisors reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and Advisors failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and Advisors breached various Federal and state securities, business and consumer protection laws. On the same date, the Company reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that the Company violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.



    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half was paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. In addition, Advisors and the Company agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. Of the total $50 million, $25 million was paid by the Company, of which $5 million related to the civil penalties. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by Advisors and the Company will be made available for distribution to the shareholders of those AIM Funds advised by Advisors that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with Advisors and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, Advisors has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.



    Under the terms of the settlements, Advisors will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, Advisors will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, Advisors has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.



    The payments made in connection with the above-referenced settlements by IFG, Advisors and the Company will total approximately $375 million (not including Advisors' agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements.


REGULATORY INQUIRIES AND PENDING LITIGATION


The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

                          ----------------------------

                          AIM SUMMIT INVESTORS PLANS I

                          ----------------------------

A I M DISTRIBUTORS, INC.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
DECEMBER 31, 2004




    As described more fully below, IFG and Advisors are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, Advisors and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, Advisors and/or related entities and individuals in the future.



Ongoing Regulatory Inquiries Concerning IFG and Advisors



IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.



    Advisors, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. Advisors and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. Advisors is providing full cooperation with respect to these inquiries.



Private Civil Actions Alleging Market Timing



Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, Advisors, Management, AMVESCAP PLC, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.



    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various Advisors- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds;
(ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP PLC's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.



Private Civil Actions Alleging Improper Use of Fair Value Pricing



Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or Advisors) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various

                          ----------------------------

                          AIM SUMMIT INVESTORS PLANS I

                          ----------------------------

A I M DISTRIBUTORS, INC.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
DECEMBER 31, 2004



provisions of the Federal securities laws; (ii) common law breach of duty; and
(iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.



Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees



Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, Advisors, INVESCO Institutional (N.A.), Inc. ("IINA"), the Company and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.



Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes



Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, Advisors, the Company and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.



Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements



Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, Management, IFG, Advisors, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.



Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements



A civil lawsuit, purporting to be a class action lawsuit, has been filed against Advisors, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.



    Currently, management of Advisors and the Company is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Company or Advisors. Advisors intends to make additional capital contributions to maintain the Company's capital at the required minimum level as necessary.

                       CONTENTS OF REGISTRATION STATEMENT

      This Amendment to the Registration Statement comprises the following papers and documents:

      The facing sheet.


      The Prospectus consisting of 28 pages.


      The undertaking to file reports is incorporated herein by reference to the Initial Registration Statement filed on April 8, 1982.

      Signatures.

      Written consents of the following persons:


            Ernst & Young LLP(10)
            PricewaterhouseCoopers LLP(10)


      The following exhibits:


Exhibit Number                                          Description
--------------                                          -----------
1.A(1)(a)                  -     Amended and Restated Custodian Agreement, dated May 1, 1996, between A I M
                                 Distributors, Inc. and State Street Bank and Trust Company. (3)

1.A(1)(b)                  -     Amendment, dated March 1, 1999, to the Custodian Agreement, dated May 1, 1996, between A I M Distributors, Inc. and State Street Bank and Trust Company.(5)

1.A(1)(c)                  -     Amendment No. 2, dated June 30, 2000, to the Custodian Agreement, dated May 1,
                                 1996, as amended, between A I M Distributors Inc. and State Street Bank and
                                 Trust Company.(7)

1.A(1)(d)                  -     Amendment No. 3, dated July 24, 2000, to the Custodian Agreement, dated May 1,
                                 1996, as amended, between A I M Distributors Inc. and State Street Bank and
                                 Trust Company.(7)

1.A(1)(e)                  -     Amendment No. 4, dated January 11, 2005, to the Custodian Agreement, dated May
                                 1, 1996, as amended, between A I M Distributors, Inc. and State Street Bank and
                                 Trust Company.(10)

1.A(2)                     -     None.

1.A(3)(a)                  -     None.

1.A(3)(b)(i)               -     Dealer's Agreement between A I M Distributors, Inc. and United Services Planning
                                 Association, Inc.(2)

1.A(3)(b)(ii)              -     Form of Dealer Agreement between A I M Distributors, Inc. and selected dealers.(3)

1.A(3)(c)                  -     AIM Summit Investors Plans I Commission Schedule.(7)

1.A(4)                     -     None.

1.A(5)                     -     Amended Form of Summit Investors Plan Certificate effective December 16, 1994.(1)

1.A(6)(a)                  -     Certificate of Incorporation, as amended, of A I M Distributors, Inc.(2)

1.A(6)(b)                  -     Amended and Restated By-Laws of A I M Distributors, Inc. adopted effective
                                 February 11, 1997.(4)

1.A(7)                     -     None.

1.A(8)                     -     Distribution Agreement, dated July 24, 2000, between A I M Distributors, Inc.
                                 and AIM Summit Fund.(7)

1.A(9)                     -     None

1.A(10)                    -     Form of AIM Summit Investors Plans Application.(6)

1.A(11)                    -     A I M Management Group Inc., Code of Ethics, adopted May 1, 1981, as last approved by the AIM Fund's Board on December 2, 2004 effective January 1, 2005, relating to A I M Management Group Inc., A I M Advisors, Inc. and its wholly owned and indirect subsidiaries.(10)

2.                         -     Legal Opinion - None.

3.                         -     Omitted Financial Statements - None.

4.                         -     Not applicable.


----------------------
      (1) Incorporated herein by reference to Post-Effective Amendment No. 17, filed on December 23, 1994.

      (2) Incorporated herein by reference to Post-Effective Amendment No. 19, filed on February 27, 1996.

      (3) Incorporated herein by reference to Post-Effective Amendment No. 21, filed on February 27, 1998.

      (4) Incorporated herein by reference to Post-Effective Amendment No. 22, filed on December 29, 1998.

      (5) Incorporated herein by reference to Post-Effective Amendment No. 23, filed on February 25, 1999.

      (6) Incorporated herein by reference to Post-Effective Amendment No. 24, filed on January 28, 2000.

      (7) Incorporated herein by reference to Post-Effective Amendment No. 28, filed on February 21, 2001.

      (8) Incorporated herein by reference to Post-Effective Amendment No. 30, filed on February 28, 2003.

      (9) Incorporated herein by reference to Post-Effective Amendment No. 31, filed on March 2, 2005.


      (10)  Filed herewith electronically.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Sponsor of the Registrant certifies that the Registrant meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Houston and State of Texas on the 28th day of February, 2005.


                                       REGISTRANT: AIM SUMMIT INVESTORS PLANS I

                                               By: A I M DISTRIBUTORS, INC.


ATTEST:
                                               By: /s/ Gene L. Needles
                                                     --------------------------
                                                     Gene L. Needles, President



/s/ Kathleen J. Pflueger
-----------------------------------
Kathleen J. Pflueger, Secretary


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


            SIGNATURE                                  TITLE                          DATE
            ---------                                  -----                          ----
                                         Chairman, Director and President      February 28, 2005
/s/ Gene L. Needles                       (Principal Executive Officer)
----------------------------------
(Gene L. Needles)

/s/ Mark H. Williamson                              Director
----------------------------------
(Mark H. Williamson)

                                           Vice President and Treasurer        February 28, 2005
/s/ Dawn M. Hawle                           (Principal Financial and
----------------------------------
(Dawn M. Hawley)                                Accounting Officer)            February 28, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use of our report dated January 28, 2005, on A I M Distributors, Inc., included in the Post-Effective Amendment No. 33 to Form S-6 of the Registration Statement on Form N-8B-2 (Form S-6 No. 2-76910, Form N-8B-2 No. 811-3444) for AIM Summit Investors Plans I.


                                                  ERNST & YOUNG LLP


Houston, TX
February 22, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the use in this Registration Statement on Form S-6 of our report dated February 23, 2005, relating to the financial statements and financial highlights of AIM Summit Investors Plans I, which appear in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
--------------------------------
PricewaterhouseCoopers LLP

Houston, Texas
February 23, 2005

                                INDEX TO EXHIBITS


Exhibit Number                          Description
--------------                          -----------
1.A(1)(e)         Amendment No. 4, dated January 11, 2005, to the Custodian
                  Agreement, dated May 1, 1996, as amended, between A I M
                  Distributors, Inc. and State Street Bank and Trust Company

1.A(11)           A I M Management Group Inc., Code of Ethics, adopted May 1,
                  1981, as last approved by the AIM Fund's Board on December 2, 2004 effective January 1, 2005, relating to A I M Management
                  Group Inc., A I M Advisors, Inc. and its wholly owned and indirect subsidiaries